UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 4, 2022

Nestbuilder.com Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-55875	82-3254264
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 W. Passaic Street, Suite 301 Rochelle Park, NJ 07662 (Address of principal executive offices) (zip code)

(201) 845-7001 (Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Settlement Agreements

On February 4, 2022, we entered into a Settlement Agreement with each of Alex Aliksanyan, our Chief Executive Officer and Director, William McLeod, our Secretary and Director, Thomas Grbelja, our Chief Financial Officer and Director, and Julio Fernandez, a former employee and current third-party service provider, pursuant to which, among other things, each of the foregoing individuals terminated all agreements with us, including any effective employment agreements, and released us of any and all claims he may have had against us, including for owed but unpaid compensation, and we agreed to issue to each such individual a new compensation package consisting of restricted common stock and warrants to purchase common stock.

Restricted Stock Award Agreements

On February 4, 2022, we issued a total of 1,375,000 shares of restricted common stock to five service providers pursuant to Restricted Stock Award Agreements. Each of Alex Aliksanyan, our Chief Executive Officer and Director, Thomas Grbelja, our Chief Financial Officer and Director, William McLeod, our Secretary and Director, Julio Fernandez, a third-party service provider, and Edward Weaver, a third-party service provider, received an award of 275,000 shares of restricted common stock.

Pursuant to the terms of the Restricted Stock Award Agreements, the restricted common stock vests in a series of eight (8) successive equal quarterly installments beginning on the date of grant, provided that the grantee continuously provides services to us as an employee, officer, director, contractor or consultant through the applicable vesting date. The foregoing vesting schedule is subject to acceleration in the event of the service provider’s death, disability, termination without cause, or a change in control of the Company.

The foregoing does not purport to be a complete description of the terms of the Restricted Stock Award Agreements and is qualified in its entirety by reference to the full text of the Form of Restricted Stock Award Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.5 and is incorporated herein by reference. Readers should review this agreement for a complete understanding of the terms and conditions associated with the transaction.

Common Stock Purchase Warrants

On February 4, 2022, we issued Common Stock Purchase Warrants to five service providers for the purchase of up to an aggregate of 9,025,000 shares of our common stock. Alex Aliksanyan, our Chief Executive Officer and Director, was issued warrants to purchase up to 2,525,000 shares of our common stock. Thomas Grbelja, our Chief Financial Officer and Director, was issued warrants to purchase up to 1,975,000 shares of our common stock. William McLeod, our Secretary and Director, was issued warrants to purchase up to 575,000 shares of our common stock. We issued to each of Julio Fernandez, a third-party service provider, and Edward Weaver, a third-party service provider, warrants to purchase up to 1,975,000 shares of our common stock.

Each Common Stock Purchase Warrant is exercisable, to the extent vested, for a period of five years from the date of issuance, into shares of our common stock, subject to a 9.99% beneficial ownership limitation, at an exercise price of $0.0925 per share or by a cashless exercise in which the holder is entitled to receive a number of underlying shares equal to the quotient obtained by dividing (A-B) (X) by (A), where (A), (B) and (X) have the definitions set forth in the Common Stock Purchase Warrant.

Pursuant to the terms of the Common Stock Purchase Warrants, 1/4th of the total number of shares underlying the warrants will vest and become exercisable on the first anniversary of the date of issuance, and an additional l/12th of the total number of remaining shares underlying the warrants will vest and become exercisable on each of the monthly anniversaries thereafter, in each case, so long as the holder continues to be a service provider of us. The foregoing vesting schedule is subject to acceleration in the event of the service provider’s death, disability, termination without cause or a change in control of the Company.

The foregoing does not purport to be a complete description of the terms of the Common Stock Purchase Warrants and is qualified in its entirety by reference to the full text of the Form of Common Stock Purchase Warrant, which is attached to this Current Report on Form 8-K as Exhibit 10.6 and is incorporated herein by reference. Readers should review this agreement for a complete understanding of the terms and conditions associated with the transaction.

Note Conversion and Warrant Amendment Agreements

On February 7, 2022, we issued a total of 1,336,343 shares of our common stock to eight investors pursuant to Note Conversion and Warrant Amendment Agreements. The investors included Alex Aliksanyan, our Chief Executive Officer and Director, Thomas Grbelja, our Chief Financial Officer and Director, and William McLeod, our Secretary and Director.

Pursuant to the terms of the Note Conversion and Warrant Amendment Agreements, the participating holders converted and cancelled an aggregate of $69,554.07 in principal and accrued interest under 10% senior convertible promissory notes issued pursuant to a Securities Purchase Agreement dated as of December 10, 2020, as amended (the “SPA”), at a conversion price of $0.07 per share. The conversion price per share of three third-party investors was reduced from (i) $0.07 per share to $0.035 per share with respect to loans provided to us prior to June 30, 2021, and (ii) with respect to loans provided to us after June 30, 2021, the lower of $0.07 and the price paid per share for equity securities by investors in our next equity financing.

In addition, we and each participating holder amended the common stock purchase warrant issued to such holder pursuant to the SPA to reduce the exercise price per share from $0.10 per share to $0.02 per share.

Item 3.02	Unregistered Sale of Equity Securities.

On February 4, 2022, we issued a total of 1,375,000 shares of restricted common stock to five service providers pursuant to Restricted Stock Award Agreements. Each of Alex Aliksanyan, our Chief Executive Officer and Director, Thomas Grbelja, our Chief Financial Officer and Director, William McLeod, our Secretary and Director, Julio Fernandez, a third-party service provider, and Edward Weaver, a third-party service provider, received an award of 275,000 shares of restricted common stock. The issuances of restricted common stock were exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, and the shareholders were all either accredited or sophisticated investors familiar with our operations.

On February 4, 2022, we issued Common Stock Purchase Warrants to five service providers for the purchase of up to an aggregate of 9,025,000 shares of our common stock. Alex Aliksanyan, our Chief Executive Officer and Director, was issued warrants to purchase up to 2,525,000 shares of our common stock. Thomas Grbelja, our Chief Financial Officer and Director, was issued warrants to purchase up to 1,975,000 shares of our common stock. William McLeod, our Secretary and Director, was issued warrants to purchase up to 575,000 shares of our common stock. We issued to each of Julio Fernandez, a third-party service provider, and Edward Weaver, a third-party service provider, warrants to purchase up to 1,975,000 shares of our common stock. The issuances of the Common Stock Purchase Warrants were exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, and the holders were all either accredited or sophisticated investors familiar with our operations.

On February 7, 2022, we issued a total of 1,336,343 shares of our common stock to eight investors pursuant to Note Conversion and Warrant Amendment Agreements. The investors included Alex Aliksanyan, our Chief Executive Officer and Director, Thomas Grbelja, our Chief Financial Officer and Director, and William McLeod, our Secretary and Director. The issuances of common stock were exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, and the holders were all either accredited or sophisticated investors familiar with our operations.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K relating to the terms of the Restricted Stock Award Agreements, Common Stock Purchase Warrants and Note Conversion and Warrant Amendment Agreements is hereby incorporated by reference into this Item 3.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Officers

On February 4, 2022, William McLeod resigned his position as our Chief Executive Officer, effective immediately, and Thomas Grbelja resigned his position as our Secretary, effective immediately.

Appointment of Officers

On February 4, 2022, Alex Aliksanyan was appointed as our Chief Executive Officer, effective immediately, and William McLeod was appointed as our Secretary, effective immediately.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Settlement Agreement dated February 4, 2022 between Nestbuilder.com Corp. and Alex Aliksanyan

10.2	Settlement Agreement dated February 4, 2022 between Nestbuilder.com Corp. and Thomas Grbelja

10.3	Settlement Agreement dated February 4, 2022 between Nestbuilder.com Corp. and William McLeod

10.4	Settlement Agreement dated February 4, 2022 between Nestbuilder.com Corp. and Julio Fernandez

10.5	Form of Restricted Stock Award Agreement

10.6	Form of Common Stock Purchase Warrant

10.7	Form of Note Conversion and Warrant Amendment Agreements

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2022	Nestbuilder.com Corp.,
a Nevada corporation

/s/ Alex Aliksanyan
	By:	Alex Aliksanyan
	Its:	Chief Executive Officer